Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO ABL CREDIT AGREEMENT

This SECOND AMENDMENT TO ABL CREDIT AGREEMENT, dated as of January 21, 2021 (this “Amendment”), among Option Care Health, Inc. (f/k/a BioScrip, Inc.), a Delaware corporation (the “Parent Borrower” and a “Borrower”), each Guarantor party hereto, each Lender party hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Agent”).

WHEREAS, the Parent Borrower, HC Group Holdings II, LLC, a Delaware limited liability company, the other parties from time to time party thereto, the Lenders (as defined therein) from time to time party thereto, and the Agent are parties to that certain ABL Credit Agreement, dated as of August 6, 2019 (as amended by that certain First Amendment to ABL Credit Agreement, dated as of October 5, 2020, and as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, the Existing Credit Agreement as amended hereby and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

WHEREAS, subject to the conditions set forth in Section II hereof, in accordance with the provisions of Section 10.01 of the Existing Credit Agreement, the Parent Borrower has requested that the Lenders, agree to amend the Existing Credit Agreement as provided for in Section I hereof; and

WHEREAS, the Parent Borrower, the Agent and each of the Lenders party hereto wish to amend the Existing Credit Agreement as set forth in Section I hereof.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.           AMENDMENTS TO Existing CREDIT AGREEMENT

Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section II hereof, the Parent Borrower, the Agent and each of the Lenders party hereto hereby agree to the amendments to the Existing Credit Agreement as set forth below:

A.            Credit Agreement. The Existing Credit Agreement is amended as follows:

(a)            Section 1.01 of the Credit Agreement is amended to add the following new defined terms in the appropriate alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Second Amendment Redemption” means the satisfaction and discharge in full of the Second Lien Notes outstanding as of the Second Amendment Effective Date.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(b)           The following definitions set forth in Section 1.01 of the Credit Agreement are amended and restated as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EE Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(c)            Section 5.20 of the Credit Agreement is amended by deleting such Section and inserting the following new Section 5.20 in lieu thereof:

“5.20          Affected Financial Institutions and Covered Party.

No Loan Party is an Affected Financial Institution or a Covered Party.”

(d)            Section 7.03(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(k)            Indebtedness (i) incurred under the First Lien Credit Agreement, (ii) with respect to any Refinancing Equivalent Debt and (iii) with respect to any Incremental Equivalent Debt, in each case (x) including guarantee obligations in respect thereof and (y) so long as (A) any Liens securing such Indebtedness are subject to the ABL Intercreditor Agreement and (B) the aggregate principal amount of such Indebtedness does not exceed the aggregate principal amount permitted to be incurred under the First Lien Credit Agreement (as in effect on the Second Amendment Effective Date and whether or not in effect on the relevant date of determination);

(e)            Section 7.06(w) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(w)           Restricted Payments made in connection with the Second Amendment Redemption; and

(f)            Section 10.11 of the Credit Agreement is hereby amended to replace the second paragraph thereof with the following:

This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may, if agreed by the parties hereto, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. Each of the Loan Parties hereto agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on them to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Loan Parties enforceable against them in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Agent. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Agent may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Agent’s, business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Agent shall be under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by them; provided, further, without limiting the foregoing, (a) to the extent the Agent has agreed to accept such Electronic Signature, the Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Loan Parties without further verification and (b) upon the request of the Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(g)            Section 10.21 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“10.21                    Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)            the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and

(b)            the effects of any Bail-in Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may  be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.”

SECTION II. Conditions to effectiveness of amendments to Existing credit agreement

This Amendment shall become effective upon the satisfaction (or waiver) of all of the following conditions precedent (the date of satisfaction (or waiver) of such conditions precedent being referred to herein as the “Second Amendment Effective Date”).

A.            Execution. The Agent’s receipt of a counterpart signature page to this Amendment duly executed by the Lenders (which shall be sufficient to constitute the Required Lenders) and the Parent Borrower, which shall be original, .pdf or facsimile copies or delivered by other electronic method unless otherwise specified.

B.            Fees and Other Amounts. Payment of all fees and expenses in connection with the Amendment (including reasonable and documented out-of-pocket legal fees and expenses) payable to the Lenders on or before the Second Amendment Effective Date shall have been paid to the extent then due; provided, that all such amounts shall be required to be paid, as a condition precedent to the Second Amendment Effective Date, only to the extent invoiced at least one (1) Business Day prior to the Second Amendment Effective Date.

C.            Representations and Warranties. Each of the representations and warranties of the Loan Parties contained herein and in the Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or Material Adverse Effect).

D.            Absence of Event of Default. No Event of Default has occurred and is continuing at the time of the effectiveness of the Amendment or immediately after giving effect thereto.

E.            Redemption of the Second Lien Notes. Prior to, or substantially concurrently with the effectiveness of this Amendment, the Second Lien Notes outstanding as of the Second Amendment Effective Date shall have been satisfied and discharged in full and all security interests and guarantees in connection therewith shall be terminated and released.

SECTION III. REAFFIRMATION OF GUARANTEES AND SECURITY INTERESTS

Each of the Loan Parties party to the Credit Agreement, the Security Agreement and the other Collateral Documents, in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time, hereby as of the date hereof (i) acknowledges and agrees that all of its Obligations under the Credit Agreement, the Security Agreement and the other Collateral Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Credit Agreement and (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Credit Agreement and the Security Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.

SECTION IV. MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)            On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)            Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation.

(iii)           This Amendment shall constitute a “Loan Document”.

B.            Limitation of Amendment and Waiver. Nothing herein shall be deemed to (i) entitle any Loan Party to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances or (ii) constitute a modification, limitation, impairment or waiver of any right, power or remedy available to the Agent or the Lenders under the Credit Agreement or any other Loan Document.

C.            Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

D.            Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable in any jurisdiction, the legality, validity and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, of this Amendment and the other Loan Documents shall not be affected or impaired thereby.

E.            [Reserved.]

F.            Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

G.            Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Agent for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

H.            Governing Law; Waiver of Jury Trial. Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated herein by reference mutatis mutandis.

I.              Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. This Engagement Letter may be in the form of an Electronic Record (as defined herein) and may be executed using Electronic Signatures (as defined herein) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Agent are under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by them; provided, further, without limiting the foregoing, (a) to the extent the Agent has agreed to accept such Electronic Signature, the Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrower without further verification and (b) upon the request of any Engagement Party, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first written above.

OPTION CARE HEALTH, INC.
(F/K/A BIOSCRIP, INC.),
as the Parent Borrower and a Borrower

By:	/s/ Michael Shapiro
Name:	Michael Shapiro
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to

Second Amendment to ABL Credit Agreement

GUARANTORS:	APPLIED HEALTH CARE, LLC,
BIOSCRIP INFUSION MANAGEMENT, LLC,
BIOSCRIP INFUSION SERVICES, INC.,
BIOSCRIP INFUSION SERVICES, LLC,
BIOSCRIP MEDICAL SUPPLY SERVICES, LLC,
BIOSCRIP PBM SERVICES, LLC,
BIOSCRIP PHARMACY (NY), INC.,
BIOSCRIP PHARMACY SERVICES, INC.,
BIOSCRIP PHARMACY, INC.,
BRADHURST SPECIALTY PHARMACY, INC.,
CHRONIMED, LLC,
CHS HOLDINGS, INC.,
CRITICAL HOME CARE SOLUTIONS, INC.,
DEACONESS ENTERPRISES, LLC,
DEACONESS HOMECARE, LLC,
EAST GOSHEN PHARMACY, INC.,
HOMECHOICE PARTNERS, INC.,
INFUSAL PARTNERS,
INFUCENTERS, LLC,
INFUSCIENCE HHA, LLC,
INFUSCIENCE, INC.,
INFUSCIENCE SOUTH CAROLINA, LLC,
INFUSCIENCE SUB, INC.,
INFUSION PARTNERS OF BRUNSWICK, LLC,
INFUSION PARTNERS OF MELBOURNE, LLC,
INFUSION PARTNERS, LLC,
INFUSION SOLUTIONS, INC.,
INFUSION THERAPY SPECIALISTS, INC.,
KNOXVILLE HOME THERAPIES, LLC,
NATIONAL HEALTH INFUSION, INC.,
NATURAL LIVING, INC.,
NEW ENGLAND HOME THERAPIES, INC.,
NUTRI USA, INC.,
OPTION HEALTH, LTD.,
PROFESSIONAL HOME CARE SERVICES, INC.,
PHCS ACQUISITION CO., INC.,
REGIONAL AMBULATORY DIAGNOSTICS, INC.,
SCOTT-WILSON, INC.,
SPECIALTY PHARMA, INC.,
WILCOX MEDICAL, INC.,

By:	/s/ Michael Shapiro
Name:	Michael Shapiro
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to

Second Amendment to ABL Credit Agreement

CHI HOLDING CORP.,
CLINICAL HOLDINGS, INC.,
CLINICAL SPECIALTIES, INC.,
CLINICAL SPECIALTIES NETWORK SERVICES OF ILLINOIS, INC.,
CRESCENT HEALTHCARE, INC.,
CRESCENT THERAFUSION, INC.,
CRITICAL CARE SYSTEM OF NEW YORK, INC.,
CRITICAL CARE SYSTEMS, INC.,
CSI MANAGED CARE, INC.,
CSI MEDICAL BILLING SERVICES, INC.,
CSI NETWORK SERVICES OF KENTUCKY, INC.,
CSI NETWORK SERVICES OF INDIANA, INC.,
CSI NETWORK SERVICES OF MICHIGAN, INC.,
HC GROUP HOLDINGS III, INC.,
HEALTHY CONNECTIONS HOMECARE SERVICES, INC.,
HOME I.V. SPECIALISTS, INC.,
MEDNOW INFUSION, LLC,
OPTION CARE ENTERPRISES, INC.,
OPTION CARE ENTERPRISES, INC.,
OPTION CARE HOME CARE, INC.,
OPTION CARE HOME HEALTH LLC,
OPTION CARE INFUSION SERVICES, INC.,
OPTION CARE INFUSION SUITES, LLC
OPTION CARE OF NEW YORK, INC.,
OPTION CARE, INC.,
OPTIONET, INC.,
OPTION HOME HEALTH, INC.,
RIVER CITY PHARMACY, INC.,
SPRINGVILLE PHARMACY INFUSION THERAPY, INC.,
TRINITY HOME CARE, LLC,
UNIVERSITY OPTION CARE, LLC,

By:	/s/ Michael Shapiro
Name:	Michael Shapiro
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to
Second Amendment to ABL Credit Agreement

Bank of America, N.A.,
as the Agent and Lender

By:	/s/ Brian Scawinski
Name:	Brian Scawinski
Title:	Authorized Signatory

Signature Page to
Second Amendment to ABL Credit Agreement

ACF FINCO I LP,
as a Lender

By:	/s/ Oleh Sczucpuak
Name:	Brian Scawinski
Title:	Authorized Signer

Signature Page to
Second Amendment to ABL Credit Agreement